UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21758

CLIPPER FUNDS TRUST
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2021
Date of reporting period: June 30, 2021

____________________

ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-432-2504, on the Fund’s website at www.clipperfund.com, and on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at www.clipperfund.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

CLIPPER FUNDSM	Shareholder Letter

Results

For more than 35 years, Clipper Fund has built wealth through recessions and expansions, crashes and bubbles, fear and euphoria.  For the first half of 2021, Clipper Fund added to this record, increasing shareholder wealth by 20.32% vs. the 15.25% return of the S&P 500 Index.
The chart below shows the growth in the value of an initial $10,000 investment over various periods.
Over the short term our results have also exceeded the returns investors would have received in a passive index fund.  For example, in the last year, the $10,000 that grew to $15,029 invested in Clipper Fund would be worth $950 less had it been invested in the S&P 500 Index. Over the long term, Clipper remains one of only a select few actively managed equity funds to have outperformed the S&P 500 Index for more than three decades.1
The average annual total returns for Clipper Fund for periods ending June 30, 2021 are: 1 year, 50.29%; 5 years, 14.93%; and 10 years, 12.76%. The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.71%. The total annual operating expense ratio may vary in future years. Current performance may be lower or higher than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. All fund performance discussed within this piece are as of 06/30/21 unless otherwise noted. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results. The Attractive Growth and Undervalued reference in this piece relates to underlying characteristics of the portfolio holdings. There is no guarantee that the Fund performance will be positive as equity markets are volatile and an investor may lose money.
1 Clipper Fund was managed from inception, 02/29/84, until 12/31/05 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on 01/01/06.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Portfolio Outlook: Dispersion, Risk and Opportunity
In the five-year period culminating in June of last year (2020), the stock market generated a compound annual return of roughly 11%. Importantly, this return masked a huge dispersion between two different investment approaches, most commonly described as growth and value. For example, over the same five-year period that the S&P 500 Index returned 11%, the growth component of the Index compounded at almost 15% per year, while the value component lagged growth by almost 900 basis points per year, returning only 6% per year.
As we wrote in our last report, “For active managers like us, (such) dispersions create opportunity for enhanced future returns (as)…this widening gap allows us to trim positions in high fliers, while adding to durable growth businesses trading at bargain prices. By avoiding the speculative bubble of extreme valuations at one end of the market and instead owning resilient and proven growth businesses that can be purchased at bargain prices at the other end of the market, the portfolio is positioned with less risk and more relative upside than we have seen since the late 1990s.”
Looking back, our analysis proved prescient, and we are pleased that the carefully selected companies that make up our portfolio appreciated more than 50% in the last 12 months, compared to 41% for the averages.2 What’s more, as can be seen in the chart below, despite the very strong performance of our portfolio, the overall dispersion between growth and value remains historically wide.

Wide Dispersion Exists Between Growth and Value
S&P 500 Growth Index
S&P 500 Index
S&P 500 Value Index
160
80
0
2016
2017
2018
2019
2020
2021

As a result, although the short-term direction of the market is unknowable, we would paraphrase Winston Churchill in characterizing our strong performance over the last 12 months as the end of the beginning, rather than the beginning of the end, of the opportunities and risks created by wide dispersion.

Selectivity, Growth and Value
Our ability to take advantage of this dispersion derives from our willingness to be highly selective. Selectivity means that we invest in fewer than one out of every 15 companies included in the S&P 500 Index. Just as with the best universities or best companies, the ability to select from a large pool of applicants creates the opportunity to choose only the most exceptional candidates and reject those that are average or worse. Our research efforts comb through hundreds of potential investments, seeking those whose business and financial characteristics can turn long-term investments into compounding machines.

2 Based on the Fund’s return vs. the S&P 500 Index for 06/30/20–06/30/21.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

In particular, we look for durable, growing businesses that can be purchased at attractive valuations and reject businesses that generate low returns, are stagnant, overvalued, overleveraged or competitively disadvantaged. While funds that passively mirror the S&P 500 Index are forced to invest in all companies, including those that we view as significantly over-valued or competitively challenged, our selective approach allows us to reject such companies. In this environment of wide dispersions, the ability to selectively reject certain companies and sectors from our portfolio may prove just as valuable as the ability to selectively invest in others.
While the growth/value categorization discussed above is helpful in illustrating both mania and opportunity, the best way to build wealth is by finding those select few businesses that combine the best characteristics of both categories. After all, categories do not build wealth. Nor do average businesses. Instead, generational wealth is built by investing in those select few businesses that combine durable and resilient growth with attractive valuations.
As can be seen in the table below, by being extremely selective, we have built a portfolio that has the best of both growth and value. While the earnings of our portfolio companies have grown approximately 3% per year faster than average, they can currently be purchased at a 36% discount to the average. We consider this a value investor’s dream, as companies that grow profitably over time are more valuable than companies that don’t.

To find such an attractive combination, our research goes beyond simplistic categories to identify growth businesses with attractive valuations, as well as value businesses with attractive growth.
Undervalued Growth
Within the traditional growth category, growing euphoria has led to bubble prices for many companies, most especially those with new and unproven business models. In contrast, our research focuses on a select handful of proven growth stalwarts whose shares still trade at reasonable valuations. For example, because of concerns about future litigation and regulation, several dominant internet businesses, including Amazon, Google and Facebook, trade at steep discounts to many unproven and unprofitable growth darlings that, in our view, trade at euphoric prices. While we expect a continued barrage of negative headlines around these names, as well as increased regulation in the years ahead, we do not expect a significant decline in their long-term profitability.
We have also found opportunities to buy proven growth companies at attractive prices by looking overseas, particularly at companies such as Alibaba and Naspers that serve and entertain the fast-growing and enormous Chinese middle class. While recent actions by the Chinese government significantly impaired the value of several of our education holdings, the government’s long-term record of promoting economic growth and stability remains among the best in modern history. As of this writing, we believe that the government targeted the education sector for specific policy reasons and that these actions do not indicate a significant change in economic priorities. Consequently, the current volatility and negative headlines may well represent an investment opportunity.
Finally, we have found bargain-priced growth companies in less glamorous parts of the technology ecosystem. Like the manufacturers of picks and shovels during the Gold Rush, outstanding companies such as Intel and Applied Materials generate wonderful profits manufacturing the underlying hardware that enables such exciting but speculative new fields as self-driving cars, cloud computing, artificial intelligence, machine learning, software as a service and the internet of things.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Growing Value
In the same way our research focuses on durable growth companies that are not overvalued, we also seek out value companies capable of long-term growth. In doing so, we seek to avoid risks inherent in companies that we would classify as value traps or speculative value. While the shares of such companies may trade at cheap prices, their businesses are often fragile, impaired, prone to disruption or highly sensitive to the timing of an economic recovery. Decades of experience have taught us the dangers of owning weak businesses unable to withstand unexpected shocks, even if they sell at cheap prices. Although such speculative gambles may hit from time to time, poor businesses do not build generational wealth. Instead, our attention within the value part of the market remains steadfastly focused on companies that combine strength and resiliency with long-term growth, profitability and competitive advantages. In today’s uncertain economy, select financials represent the best combination of proven durability and low valuations.
As the pandemic unfolded, panicked sellers abandoned the banking sector, making it one of the worst-performing areas of the market, despite the fact that banks entered this downturn with record high levels of capital and extremely conservative loan portfolios. As a result, we purchased or added to select well-capitalized financial leaders, such as Wells Fargo and U.S. Bancorp, all of whom were able to build enormous reserves for loan losses while still remaining profitable. With the pandemic now moving into the rearview mirror, some of the charges taken to build reserves are being reversed, further adding to profitability.
The combination of growing profitability and lagging prices was not just a 2020 phenomenon. In fact, over the last decade, during which the earnings of financials grew from 15% to more than 20% of the S&P 500 Index, their prices have fallen from roughly 18% to a record low 12% of the Index. This disconnect between price and value creates the significant opportunity that we have positioned for today.
Although bank stocks have enjoyed a sharp recovery from last year’s panic-induced lows, investors need not worry that they missed an opportunity. As can be seen in the chart below, financials remain the cheapest sector in the market. What’s more, the current valuation of the financial sector is low, not just relative to the market, but even relative to its own historic discount.

3 Source: Credit Suisse as of 04/22/21.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Given the strength that the sector demonstrated in remaining profitable through such a challenging year, we believe that investors’ attitudes towards the sector are poised for change, leading to an increase in their relative valuation and a sharp closing of this enormous discount.
Beyond financials, our selectivity and willingness to look beyond simplistic definitions and categories has led to a portfolio that includes growth companies at value prices and value companies with long-term growth. As a result, the portfolio is both growing and undervalued. This rare combination positions us to build on Clipper Fund's long-term record of wealth creation and outperformance in the years and decades ahead.
Conclusion
While the pandemic of 2020 extracted an awful toll on so many families, it also highlighted the inventiveness, creativity and ingenuity of our society. From e-commerce to biotechnology, 2020 was a year of explosive innovation, adaptability and resiliency and a powerful reminder of two seemingly contradictory investment truths.
First, unexpected bad things can and will happen. Over our company’s history, we have navigated countless awful and unexpected crises including the energy crisis, the hostage crisis, the inflation crisis, 9/11, the financial crisis, the COVID crisis and the ongoing climate crisis. As fiduciaries, we must incorporate both expected and unexpected challenges and crises into every aspect of our investment process.
Second, we must also recognize the incredible power of innovation and invention. In the early stages of the pandemic, the most optimistic forecasts called for a vaccine in three-to-five years. And yet, scientists developed one in a matter of months. Similarly, over the longer term, human ingenuity has led to stunning progress in addressing a vast range of horrific global challenges. The graphs on the following pages offer a compelling if incomplete quantitative picture of this progress.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Bad Things Have Been Declining4

Hunger
Share of people undernourished
28%
1970
11%
2015
1970
1980
1990
2000
2010

Children Dying
Percent dying before thier fifth birthday
44%
1800
2016
4%
1800
1900
2000

Child Labor
Share of children aged 5–14 who work
full time under bad conditions
28%
1950
2012
10%
1960
1980
2000

Ozone Depletion
1,000 tonnes ozone-depleting substances used
1,663
1970
2016
22
1970
1980
1990
2000
2010

Battle Deaths
Battle deaths per 100,000 people
201
1942
2016
1
1900
1950
2000

Smallpox
Countries with smallpox cases (of 195)
148
1850
1979
0
1850
1900
1950
2000

HIV Infections
New HIV infections per million people
549
1996
2016
241
1980
1990
2000
2010

Deaths From Disaster
1,000 deaths/year (10-year averages)
971
1930s
2010–16
72
1950
2000

Smoke Particles
Kg SO_2 particles emitted per person
38 kg
1970
14 kg
2010
1970
1980
1990
2000
2010

Nuclear Arms
1,000s of nuclear warheads
64
1986
2017
15
1960
1980
2000

4 Source: https://www.gapminder.org/factfulness-book/32-improvements/

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Good Things Have Been Increasing5

Democracy
Share of humanity living in democracy
56%
2015
1816
1%
1850
1900
1950
2000

Harvest
Cereal yield (thousand kg per hectare)
4
2014
1961
1.4
1970
1980
1990
2000
2010

Water
Share of people with water from protected source
88%
2015
58%
1980
1980
1990
2000
2010

Immunization
Share of 1-year-olds who got at least one vaccination
88%
2016
22%
1980
1980
1990
2000
2010

Literacy
Share of adults (15+) with basic skills to read and write
86%
2016
1800
10%
1800
1900
2000

Internet
Share of people using the Internet
48%
2017
1980
0%
1980
1990
2000
2010

Mobile Phones
Share of people with a cellphone
65%
2017
1980
0.0003%
1980
1990
2000
2010

Girls In School
Share of girls of primary shool age enrolled
90%
2015
65%
1970
1970
1980
1990
2000
2010

Women's Right to Vote
Countries with equal rights for women and men to vote (out of 195)
193
2017
1893
1
1900
1950
2000

Betting against progress has been a losing proposition.
Thus, while we always ensure that our portfolio companies have the durability and strength to withstand unexpected shocks and crises, we also select those that also have the ability to innovate, adapt and build wealth in an ever-changing and unpredictable world.

5 Source: https://www.gapminder.org/factfulness-book/32-improvements/

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

With more than $2 billion of our own money invested alongside clients, our interests are aligned, and our conviction is more than just words.6 This alignment is an uncommon advantage, given that 88% of all funds are overseen by managers who have less than $1 million invested alongside their clients.
Although our investment discipline may not be rewarded by the market over shorter periods, our proven active management approach has built wealth for our shareholders over many decades.
We value the trust you have placed in us and look forward to continuing our investment journey together.
Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

August 6, 2021

6  As of 06/30/21 Davis Advisors, the Davis family and Foundation, its employees, and Fund directors have more than $2 billion invested alongside clients in similarly managed accounts and strategies.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.
This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.
Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.
Objective and Risks. Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund’s total portfolio; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of 6/30/21, the Fund had approximately 13.1% of net assets invested in foreign companies; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; and mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume. See the prospectus for a complete description of the principal risks.
The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security. As of 06/30/21, the top ten holdings of Clipper Fund were: Alphabet*, 12.02%; Capital One, 8.90%; Berkshire Hathaway, 7.86%; Wells Fargo, 6.96%; Amazon.com, 6.30%; Facebook, 6.01%; Bank of New York Mellon, 4.89%; U.S. Bancorp, 4.62%; Markel, 4.43%; and American Express, 4.02%.
*Alphabet Inc. holding includes Class A and Class C.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.
Forward Price/Earnings (Forward P/E) Ratio is a stock’s current price divided by the company’s forecasted earnings for the following 12 months. The values for the portfolio and Index are the weighted average of the p/e ratios of the stocks in the portfolio or Index.
Five-Year EPS Growth Rate is the average annualized earning per share growth for a company over the past five years. The values for the portfolio and Index are the weighted average of the five-year EPS Growth Rates of the stocks in the portfolio or Index.
We gather our index data from a combination of reputable sources, including, but not limited to, Lipper, Wilshire, and index websites.
The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Value Index represents the value companies of the S&P 500 Index. The S&P 500 Growth Index represents the growth companies of the S&P 500 Index. Investments cannot be made directly in an index.
After 10/31/21, this material must be accompanied by a supplement containing performance data for the most recent quarter end.
Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/21 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800‑432-2504, clipperfund.com

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CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund outperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the six-month period ended June 30, 2021 (the “period”). The Fund delivered a total return of 20.32%, versus a 15.25% return for the S&P 500®. All sectors1 in the S&P 500® reported positive performance during the period. The sectors within the Index that reported the strongest performance were Energy (up 46%), Financials (up 24%), and Real Estate (up 23%). The sectors within the Index that reported the weakest performance were Utilities (up 2%), Consumer Staples (up 5%), and Consumer Discretionary (up 10%). Clipper Fund continued to concentrate in just a few holdings with a total of 28 unique companies owned at the end of the period.

Contributors to Performance
The Fund continued to hold a large position in Financials. These holdings were the most significant contributor2 to performance on an absolute basis and relative to the Index. The Fund’s holdings outperformed those of the Index (up 31%, versus up 24%) and the Fund benefited from a significantly higher average weighting (46%, compared to 12%) in this stronger performing sector. Of the top ten contributors during the period, seven were from the Financials sector. Capital One Financial3 (up 57%) was the second largest holding at the end of the period, representing 8.90% of net assets. Other contributors included Wells Fargo (up 51%), Berkshire Hathaway (up 20%), American Express (up 38%), Bank of New York Mellon (up 22%), JPMorgan Chase (up 24%), and U.S. Bancorp (up 24%).
The Fund’s holdings in the Communication Services sector was also beneficial to both absolute and relative performance. The Fund’s Communication Services holdings outperformed those of the Index (up 37%, versus up 20%) and had a higher average weighting (18%, compared to 11%). Alphabet (up 42%), the parent company of Google, was the top contributor to performance and largest holding at the end of the period, representing 12.02% of net assets. Facebook (up 27%) was also a strong performer.
Compared to the Index, the Fund’s Information Technology position was a key contributor. The Fund’s holdings outperformed those of the Index (up 40%, versus up 14%). Applied Materials (up 66%) was among the top contributors during the period.
Detractors from Performance
The Fund’s Consumer Discretionary holdings were the most important detractor from performance on both an absolute and relative basis. The Fund’s holdings underperformed those of the S&P 500® (down 17%, versus up 10%) and had a higher average weighting in this weaker performing sector (17%, compared to 12%). New Oriental Education & Technology (down 56%) was the top detractor during the period. (Furthermore, in July 2021, the Chinese government placed new regulations on this company related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a non-profit organization. This announcement triggered an additional decline to the stock price of New Oriental Education & Technology. From June 30, 2021 through the time the position was completely liquidated on July 29, 2021, the stock price declined 72%.) Alibaba (down 3%), Prosus (down 10%), and Naspers (up 2%) were also among the weaker performers.
The Fund also suffered as a result of its weaker performing Health Care holdings. The Fund’s holdings were down 1%, compared to up 12% for the Index. Viatris (down 23%) was a key detractor.
The Fund’s performance was also hindered because it had no holdings in two of the strongest sectors, Energy and Real Estate.
Another weak performer was AIA Group (up 2%) from the Financials sector.
The Fund had an average weighting of 14% of net assets in foreign securities. The Fund’s foreign holdings underperformed the U.S. holdings (down 18%, compared to up 29%).

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: stock market risk, common stock risk, financial services risk, focused portfolio risk, foreign country risk, headline risk, large-capitalization companies risk, manager risk, depositary receipts risk, fees and expenses risk, foreign currency risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2021, unless otherwise noted.

[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2011

Average Annual Total Return for periods ended June 30, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	50.29%	14.93%	12.76%	11.90%	0.70%	0.70%
Standard & Poor’s 500® Index	40.79%	17.64%	14.83%	11.87%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Clipper Fund Investor Services at 1-800-432-2504 or visit the Fund’s website at www.clipperfund.com.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2021 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/21 Net Assets)		(% of 06/30/21 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	84.98%	Diversified Financials	26.19%	5.13%
Common Stock (Foreign)	13.06%	Media & Entertainment	18.43%	9.67%
Short-Term Investments	2.01%	Banks	16.53%	4.30%
Other Assets & Liabilities	(0.05)%	Retailing	12.95%	7.13%
	100.00%	Information Technology	6.02%	27.42%
		Insurance	5.92%	1.85%
		Health Care	4.74%	12.99%
		Consumer Services	3.42%	2.02%
		Capital Goods	3.26%	5.79%
		Transportation	2.54%	1.94%
		Food, Beverage & Tobacco	–	3.00%
		Energy	–	2.85%
		Materials	–	2.60%
		Real Estate	–	2.58%
		Other	–	10.73%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 06/30/21 Net Assets)

Alphabet Inc.*	Media & Entertainment	12.02%
Capital One Financial Corp.	Consumer Finance	8.90%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	7.86%
Wells Fargo & Co.	Banks	6.96%
Amazon.com, Inc.	Retailing	6.30%
Facebook, Inc., Class A	Media & Entertainment	6.01%
Bank of New York Mellon Corp.	Capital Markets	4.89%
U.S. Bancorp	Banks	4.62%
Markel Corp.	Property & Casualty Insurance	4.43%
American Express Co.	Consumer Finance	4.02%

*Alphabet Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which is for the six-month period ended June 30, 2021.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period* (01/01/21-06/30/21)
Actual	$1,000.00	$1,203.16	$3.82
Hypothetical	$1,000.00	$1,021.32	$3.51

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.70%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2021 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.04%)
COMMUNICATION SERVICES – (18.07%)
Media & Entertainment – (18.07%)
Alphabet Inc., Class A *	30,130	$73,571,133
Alphabet Inc., Class C *	31,137	78,039,286
ASAC II L.P. *(a)(b)	407,313	416,355
Facebook, Inc., Class A *	217,890	75,762,532
	Total Communication Services	227,789,306
CONSUMER DISCRETIONARY – (16.05%)
Consumer Services – (3.35%)
New Oriental Education & Technology Group, Inc., ADR (China)* (c)	5,160,220	42,262,202
Retailing – (12.70%)
Alibaba Group Holding Ltd., ADR (China)*	193,500	43,881,930
Amazon.com, Inc. *	23,081	79,402,333
Naspers Ltd. - N (South Africa)	78,000	16,376,668
Prosus N.V., Class N (Netherlands)	77,570	7,585,478
Vroom, Inc. *	308,260	12,903,764
		160,150,173
	Total Consumer Discretionary	202,412,375
FINANCIALS – (47.69%)
Banks – (16.21%)
Bank of America Corp.	547,040	22,554,459
JPMorgan Chase & Co.	230,822	35,902,054
U.S. Bancorp	1,021,590	58,199,982
Wells Fargo & Co.	1,937,292	87,739,955
		204,396,450
Diversified Financials – (25.67%)
Capital Markets – (4.89%)
Bank of New York Mellon Corp.	1,203,153	61,637,528
Consumer Finance – (12.92%)
American Express Co.	306,576	50,655,553
Capital One Financial Corp.	725,583	112,240,434
		162,895,987
Diversified Financial Services – (7.86%)
Berkshire Hathaway Inc., Class A *	237	99,208,437
		323,741,952
Insurance – (5.81%)
Life & Health Insurance – (1.38%)
AIA Group Ltd. (Hong Kong)	1,400,970	17,412,208
Property & Casualty Insurance – (4.43%)
Markel Corp. *	47,047	55,831,145
		73,243,353
	Total Financials	601,381,755
HEALTH CARE – (4.65%)
Health Care Equipment & Services – (2.73%)
Cigna Corp.	43,320	10,269,872
Quest Diagnostics Inc.	183,210	24,178,224
		34,448,096

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2021 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (1.92%)
Viatris Inc.	1,692,080	$24,179,823
	Total Health Care	58,627,919
INDUSTRIALS – (5.68%)
Capital Goods – (3.19%)
Carrier Global Corp.	193,725	9,415,035
Ferguson PLC (United Kingdom)	41,950	5,831,958
Raytheon Technologies Corp.	293,116	25,005,726
		40,252,719
Transportation – (2.49%)
DiDi Global Inc., Class A, ADS (China)* (a)	2,464,072	31,357,780
	Total Industrials	71,610,499
INFORMATION TECHNOLOGY – (5.90%)
Semiconductors & Semiconductor Equipment – (5.90%)
Applied Materials, Inc.	302,720	43,107,328
Intel Corp.	557,320	31,287,945
	Total Information Technology	74,395,273
TOTAL COMMON STOCK – (Identified cost $613,546,412)		1,236,217,127

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2021 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (2.01%)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $5,304,006 (collateralized by: U.S. Government agency mortgage and obligation in a pooled cash account, 0.00%-8.875%, 02/15/28-04/15/30, total market value $5,410,080)	$5,304,000	$5,304,000
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $14,721,016 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 08/01/21-05/20/71, total market value $15,015,420)	14,721,000	14,721,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $5,304,006 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-4.00%, 06/01/41-07/01/51, total market value $5,410,080)	5,304,000	5,304,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $25,329,000)		25,329,000
	Total Investments – (100.05%) – (Identified cost $638,875,412)		1,261,546,127
	Liabilities Less Other Assets – (0.05%)		(586,092)
		Net Assets – (100.00%)	$1,260,960,035

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

(c)	Subsequent Event – See Note 7 of the Notes to Financial Statements.

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$1,261,546,127
Cash	58
Receivables:
Capital stock sold	491,820
Dividends and interest	452,343
Prepaid expenses	5,069
Total assets	1,262,495,417
LIABILITIES:
Payables:
Capital stock redeemed	573,752
Accrued custodian fees	123,418
Accrued investment advisory fees	648,217
Accrued transfer agent fees	138,811
Other accrued expenses	51,184
Total liabilities	1,535,382
NET ASSETS	$1,260,960,035
SHARES OUTSTANDING	8,250,388
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$152.84
NET ASSETS CONSIST OF:
Paid in capital	$594,419,785

Distributable earnings	666,540,250
Net Assets	$1,260,960,035

*Including:
Cost of investments	$638,875,412

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2021 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends		$5,283,170
Interest		8,542
Total income		5,291,712
Expenses:
Investment advisory fees (Note 3)	$3,295,036
Custodian fees	125,037
Transfer agent fees	550,020
Audit fees	26,048
Legal fees	11,461
Reports to shareholders	12,896
Trustees’ fees and expenses	116,686
Registration and filing fees	22,497
Miscellaneous	31,923
Total expenses		4,191,604
Net investment income		1,100,108
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		83,664,508
Foreign currency transactions		(1,045)
Net realized gain		83,663,463
Net increase in unrealized appreciation		133,187,963
Net realized and unrealized gain on investments and foreign currency transactions		216,851,426
Net increase in net assets resulting from operations		$217,951,534

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
OPERATIONS:
Net investment income	$1,100,108	$4,463,117
Net realized gain from investments and foreign currency transactions	83,663,463	32,180,692
Net increase in unrealized appreciation on investments and foreign currency transactions	133,187,963	48,073,903
Net increase in net assets resulting from operations	217,951,534	84,717,712
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:	(44,306,336)	(26,382,562)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(6,100,157)	(87,866,360)
Total increase (decrease) in net assets	167,545,041	(29,531,210)
NET ASSETS:
Beginning of period	1,093,414,994	1,122,946,204
End of period	$1,260,960,035	$1,093,414,994

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Funds Trust, a Delaware statutory trust (“Trust”), on behalf of Clipper Fund (“Fund”), a series of the Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain. The aforementioned disruptions may adversely affect the value and liquidity of the Fund’s investments and thus Fund performance. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$227,372,951	$–	$416,355	$227,789,306
Consumer Discretionary	202,412,375	–	–	202,412,375
Financials	601,381,755	–	–	601,381,755
Health Care	58,627,919	–	–	58,627,919
Industrials	40,252,719	31,357,780	–	71,610,499
Information Technology	74,395,273	–	–	74,395,273
Short-Term Investments	–	25,329,000	–	25,329,000
Total Investments	$1,204,442,992	$56,686,780	$416,355	$1,261,546,127

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2021. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2021 was $(530)*. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

	Beginning Balance at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)*	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3**	Ending Balance at June 30, 2021
Investments in Securities:
Common Stock	$416,885	$–	$–	$(530)	$–	$–	$–	$416,355
Preferred Stock	23,205,398	–	–	8,728,975	–	–	(31,934,373)	–
Total Level 3	$23,622,283	$–	$–	$8,728,445	$–	$–	$(31,934,373)	$416,355

* Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities still held at June 30, 2021, may be due to investments no longer held or categorized as Level 3 at period end.

** During the period ended June 30, 2021, certain securities fair valued at $31,934,373 transferred out of Level 3 because observable market data became available for the securities.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount	Impact to Valuation from
	June 30, 2021	Technique	Input		an Increase in Input
Investments in Securities:
Common Stock	$416,355	Discounted Cash Flow	Annualized Yield	1.366%	Decrease

Total Level 3	$416,355

The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investments. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of June 30, 2021, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2017.

At June 30, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$647,356,464
Unrealized appreciation	618,003,087
Unrealized depreciation	(3,813,424)
Net unrealized appreciation	$614,189,663

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, foreign currency transactions, Trustee deferred compensation, corporate actions, equalization, passive foreign investment company shares, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Trustees Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Trustees’ account is based upon years of service and fees paid to each Trustee during the years of service. The amount paid to the Trustee by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the six months ended June 30, 2021 were $75,727,840 and $145,776,779, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Trustees) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2021 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the six months ended June 30, 2021 amounted to $35,380. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2021, there were unlimited shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2021 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	104,851	282,924	(440,365)	(52,590)
Value	$15,464,311	$42,795,120	$(64,359,588)	$(6,100,157)

	Year ended December 31, 2020
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	380,073	194,647	(1,419,985)	(845,265)
Value	$40,415,448	$25,241,807	$(153,523,615)	$(87,866,360)

NOTE 5 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2021, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Trustees. The aggregate value of restricted securities amounted to $31,774,135 or 2.52% of the Fund’s net assets as of June 30, 2021. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Unit/Share	Cost per Unit/Share	Valuation per Unit/Share as of June 30, 2021
ASAC II L.P.	10/10/13	407,313	$1.00	$1.0222
DiDi Global Inc., Class A, ADS	06/30/21	2,464,072	$10.0291	$12.726

NOTE 7 - SUBSEQUENT EVENT

On July 24, 2021, the Chinese government placed new regulations on companies providing after-school tutoring and private educational services, including Fund holding New Oriental Education & Technology Group, Inc., ADR.  The General Office of the Communist Party of China Central Committee, along with the General Office of the State Council, has mandated that institutions offering tuition covering school curriculum must now be registered as non-profit organizations. Furthermore, registered Academic AST (After-school Tutoring) Institutions will have to adhere to government approval-based curriculum regimes, refrain from using foreign capital investments, and ban foreign ownership. The announcement of these new regulations triggered a decline to the stock price of New Oriental Education & Technology Group, Inc., ADR. From June 30, 2021 through the time the position was completely liquidated on July 29, 2021, the stock price declined 72%.

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2021	Year ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$131.69	$122.75	$96.09	$120.46	$108.72	$104.41
Income (Loss) from Investment Operations:
Net Investment Income[a]	0.13	0.52	0.67	0.92	0.75	0.65
Net Realized and Unrealized Gains (Losses)	26.57	11.65	27.79	(15.56)	18.16	15.00
Total from Investment Operations	26.70	12.17	28.46	(14.64)	18.91	15.65
Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.98)	(1.10)	(0.88)	(0.80)	(1.19)
Distributions from Realized Gains	(5.31)	(2.25)	(0.70)	(8.85)	(6.37)	(10.15)
Total Dividends and Distributions	(5.55)	(3.23)	(1.80)	(9.73)	(7.17)	(11.34)
Net Asset Value, End of Period	$152.84	$131.69	$122.75	$96.09	$120.46	$108.72
Total Return[b]	20.32%	9.96%	29.63%	(12.92)%	17.69%	15.62%
Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,261	$1,093	$1,123	$940	$1,185	$1,212
Ratio of Expenses to Average Net Assets:
Gross	0.70%[c]	0.71%	0.71%	0.71%	0.71%	0.72%
Net[d]	0.70%[c]	0.71%	0.71%	0.71%	0.71%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.18%[c]	0.45%	0.59%	0.77%	0.66%	0.63%
Portfolio Turnover Rate[e]	6%	10%	7%	24%	17%	33%

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

[c]	Annualized.

[d]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.

[e]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited)

Process of Annual Review

The Board of Trustees of Clipper Funds Trust oversees the management of the “Fund” or “Clipper Fund” and, as required by law, determines annually whether to approve the continuance of the Clipper Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreement”).
With the assistance of counsel to the Independent Trustees, the Independent Trustees undertook a comprehensive review process in anticipation of their annual contract review meeting, held in April 2021. As part of this process, Davis Advisors provided the Independent Trustees with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Trustees. At this meeting, the Independent Trustees reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. Clipper Fund, Inc. was reorganized into Clipper Funds Trust in December 2014. For this reason, the review included historical information for Clipper Fund, Inc.
In reaching their decision, the Independent Trustees also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Trustees concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreement and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Trustees found that the terms of the Advisory Agreement are fair and reasonable and that continuation of the Advisory Agreement is in the best interests of Clipper Fund and its shareholders.
Reasons the Independent Trustees Approved Continuation of the Advisory Agreement

The Independent Trustees’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Trustee did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Trustees’ recommendation to renew the Advisory Agreement.
The Independent Trustees considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Trustees not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:
1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.
Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Trustees concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.
In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Fund. The Independent Trustees considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees’, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Trustees concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Clipper Fund’s shareholders over time.
The Independent Trustees noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Clipper Fund’s shareholders are likely to be well served by the renewal of the Advisory Agreement. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Trustees must take many factors into consideration in representing the shareholders of the Clipper Fund, including those listed below. In connection with reviewing comparative performance information, the Independent Trustees generally give greater weight to longer-term measurements.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited) – (Continued)

Reasons the Independent Trustees Approved Continuation of the Advisory Agreement – (Continued)

The Independent Trustees noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Trustees considered the quality of Davis Advisors’ investment process as well as the experience, capability and integrity of its senior management and other personnel.

The Independent Trustees recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long- term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Trustees assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of the Fund, including an assessment of competitive fee schedules.

The Independent Trustees reviewed the management fee schedule for the Fund, the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee schedule should reflect those potential economies of scale at this time. The Independent Trustees considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Trustees considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreement with the Fund, including a review of portfolio brokerage practices. The Independent Trustees noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.

The Independent Trustees compared the fees paid to Davis Advisors by the Clipper Fund with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Fund, the Independent Trustees noted that the range of services provided to the Fund is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Trustees concluded that reasonable justifications existed for any differences between the fee rates for Clipper Fund and Davis Advisors’ other lines of business.

Clipper Fund

Davis Advisors began the day-to-day management of the Clipper Fund on January 1, 2006. The Independent Trustees noted that Clipper Fund underperformed its benchmark, the Standard & Poor’s 500® Index (the “S&P 500®”), over the three-, five-, ten-year periods and since Davis Advisors’ inception, but outperformed the S&P 500®, over the one-year period, all periods ended March 31, 2021.
Broadridge, an independent service provider, presented a report to the Independent Trustees that compared the Fund to all Lipper retail and institutional large-cap core funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund underperformed both the Performance Universe Average and the relevant Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2020.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited) – (Continued)

Clipper Fund – (Continued)

The Independent Trustees also reviewed the Fund’s performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. Since Davis Advisors took over management, the Fund outperformed the S&P 500® in 3 out of 11 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 5 out of 11 rolling five-year time periods, all periods ended December 31 for each year from 2010 through 2020. The Fund outperformed the S&P 500® in 0 out of 6 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 1 out of 6 rolling ten-year time periods, all periods ended December 31 for each year from 2015 through 2020.

The Independent Trustees considered Clipper Fund’s management fee and total expense ratio. They observed that both were reasonable and below the average and median of its expense peer group, as determined by Broadridge. They noted that the Fund has an advisory fee schedule that begins at 0.55% and declines from there in a series of breakpoints. In addition, the Independent Trustees noted that the breakpoint discounts in the Fund’s advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund. They also considered that, based on its asset level, the Fund does not qualify for a breakpoint in its advisory fee. In addition, the Independent Trustees noted that the Fund’s advisory fee is identical to those paid by two other open-end mutual funds that Davis Advisors serves as investment adviser and that have a higher asset level than the Fund.

Approval of Advisory Agreement

The Independent Trustees concluded that Davis Advisors had provided Clipper Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Trustees further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Trustees determined that the advisory fee for the Clipper Fund is reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Trustees found that the terms of the Advisory Agreement were fair and reasonable and that continuation of the Advisory Agreement is in the best interest of the Clipper Fund and its shareholders. The Independent Trustees and the full Board of Trustees therefore voted to continue the Advisory Agreement.

CLIPPER FUNDSM	Liquidity Risk Management Program

Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Trustees (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.

The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.

The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Fund’s liquidity risk based on a variety of factors including the Fund’s (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Fund is currently classified as a Fund that primarily holds highly liquid investments. The LRMP includes the classification, no less than monthly, of the Fund’s investments into one of four liquidity classifications as provided for in the Liquidity Rule.

At a recent meeting of the Fund’s Board of Trustees, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from April 1, 2020 through March 31, 2021. The report concluded that the LRMP is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Clipper Fund by phone at 1-800-432-2504. Your instructions will become effective within 30 days of your notice to the Fund.

CLIPPER FUNDSM	Trustees and Officers

For the purpose of their service as trustees to the Fund, the business address for each of the Trustees is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Trustee serves until retirement, resignation, death, or removal. After turning 75, each Trustee will be annually reviewed by the Independent Trustees, and a majority of the Independent Trustees (with such Trustee abstaining) may request such Trustee’s resignation as of the last business day of the year.  Subject to further exceptions and exemptions that may be granted by the Independent Trustees, Trustees must retire from the Board and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age 80.

Name, Date of Birth, Positions Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Trustees

Francisco L. Borges (11/17/51) Trustee since 2014	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Chairman and Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut Public Broadcasting
Network; Chairman/Director, Assured Guaranty Ltd.
(financial guaranty insurance business); Director,
Jefferies Financial Group (holding company); Trustee,
Millbrook School; Director, Selected Funds (consisting
of two portfolios).

Lawrence E. Harris (09/16/56) Trustee/Director since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Director, Selected Funds (consisting of two portfolios).

Steven N. Kearsley (09/29/41) Trustee/Director since 2006	Private Investor, Real Estate Development.	3	Director, Selected Funds (consisting of two portfolios).

Katherine L. MacWilliams (01/19/56) Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Director, Selected Funds (consisting of two portfolios).

James J. McMonagle (10/01/44) Trustee since 2014 Chairman since 2015	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director/Chairman, Selected Funds (consisting of two portfolios).

Richard O’Brien (09/12/45) Trustee since 2014	Retired; Corporate Economist, HP Inc.	3	Director, Selected Funds (consisting of two portfolios).

Interested Trustees*

Andrew A. Davis (06/25/63) Trustee since 2014	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65) Trustee since 2014	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios);
Director, Davis Funds (consisting of 13 portfolios);
Lead Independent Director, Graham Holdings
Company (educational and media company); Director,
The Coca-Cola Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Lisa J. Cohen (born 04/25/89, Clipper Fund officer since 2021). Vice President and Secretary of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Clipper Fund officer since 2015). See description in the section on Interested Trustees.

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 2005). See description in the section on Interested Trustees.

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 2005). Executive Vice President and Principal Executive Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 2005). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Clipper Fund officer since 2018). Vice President and Chief Compliance Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219167
Kansas City, Missouri 64121-9167

Overnight Address:
430 West 7th Street, Suite 219167
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund’s website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUNDS TRUST

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 24, 2021

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: August 24, 2021